Exhibit 99.4

April 4, 2022

To our valued shareholders, partners, fans and employees,

I’ve spent the last 90 days since being announced as Hasbro’s new CEO meeting many of you, sharing in your optimism about this wonderful company and listening to your feedback about where we can unlock opportunity. Like so many of you, Hasbro has been a special part of my life since childhood and our brands remain a vital part of my personal passions today. Growing this business, passing the torch to new generations of fans and making our brands bigger, better and more profitable than ever drives me every day in service to you, our stakeholders.

Hasbro’s opportunity is tremendous with a portfolio of brands, industry-leading entertainment capabilities and multimedia engagement opportunities second to none. As President of Wizards of the Coast, my team and I were able to unlock just some of that potential. We grew the business from approximately $450M in 2015 (the year before I started) to $1.2B by the end of 2021 through a laser focus on the consumer. In 2016, we had a close connection with the 5% of our fans who engaged with us on social media and in our high-end tournament system but lacked direct connection to the vast majority of our fandom. So, we invested.

We invested in AAA talent to better understand our fans, data analytic systems to analyze at scale, and direct businesses and data sources to feed our growing understanding. We unlocked profound segmentation insights and invested over $1B in adding new talent, new initiatives, and new ways to play – helping us more than double the size of the business and catapult our growth from the low single digits to a three-year CAGR in excess of 30%. And that was just the beginning. A multimedia, digital and cross-company Brand Blueprint will continue to power Wizards in the years to come.

While we will share the full scope of our ambitions at an Investors Day this Fall, the fundamental gameplan we used at Wizards will be the roadmap we follow for the rest of Hasbro. The consumer will be the north star for everything we do. We will invest in people, systems and culture to guide disciplined, data-based decision making focused on growth, profitability and long-term shareholder return. Across entertainment, games and consumer products we will focus on fewer, bigger strategic priorities and scale, driving sustainable, profitable growth across bets with billion-dollar plus revenue potential.

As I shared during our February earnings call, three areas will bear special importance to our plans. The first is Games. Make no mistake, Hasbro is a Games company. In 2021, Games was a $2.1B business growing at 19% with an operating profit margin of more than 30%. Games are the beating heart of Hasbro and we will invest accordingly. We are category leaders in Trading Card Games, Role Playing Games and Board Games with beloved brands ranging from MAGIC: THE GATHERING to DUNGEONS & DRAGONS to MONOPOLY. We will segment our portfolio adding new product offerings to expand our fanbases and will extend the platforms our fans can play on with a focus on digital. We will open the possibilities of our biggest and most beloved games thinking about them as “play systems” that create communities of user generated and branded content. Our collaborations of MONOPOLY with Fortnite and MAGIC with Lord of the Rings give you a sense for the possible. And we will look to partner and acquire new capabilities to scale further and extend our leadership in these lucrative and high-growth gaming categories.

The second focus will be Multigenerational Play & Entertainment. Play isn’t just for kids, it’s a lifetime pursuit. With a set of globally beloved brands, Hasbro’s most natural strategic adjacency is engaging consumers across a wider range of life stages, from preschool to childhood to early adulthood on up. TRANSFORMERS hints at the possibilities. We engage kids as young as two and three with Rescue Bots and our newest streaming series, Transformers Bot Bots, extend into amazing toys and games, and follow consumers through their lives with high-ticket collectibles, video games and blockbuster entertainment. This Brand Blueprint strategy has long been a foundation of our Company and something we will pursue with increased focus and scale across high potential brands as diverse as PEPPA PIG, MAGIC: THE GATHERING, DUNGEONS & DRAGONS, TRANSFORMERS, NERF, and MONOPOLY. Multigenerational play will be a theme that we also will reinforce with our Partner Brands as we grow the collectability, age ranges, growth potential and fan-powered profitability of this strategically key portfolio.

Lastly, Direct will be an increasing area of focus. Building a direct relationship with our fans is vital to our ability to enhance our insight, test new business models and push the envelope on the variety of products we can offer. Direct will span digital experiences where we can gain behavioral and social graph data and new ways to buy where we can glean purchase and preference insights all built atop a common data analytics and identity management backbone. Magic: The Gathering Arena, Secret Lair, our partnership on D&D Beyond and Hasbro Pulse are early successes in the space, and we see many new opportunities to grow these assets and expand into new opportunities ahead.

We will pursue these opportunities with the values and purpose that have always guided us. Hasbro is a company that believes in long-term investment, consumer-focused brand stewardship, and that doing right for the bottom line means also doing right for the world we do business in. Hiring great people, doing business with principle, and empowering our diverse teams with data, a culture of inclusiveness and a growth mindset are keys to success in any business, especially one as vibrant and creative as Hasbro.

I want to end thanking each and every one of you for your feedback, your passion and your ideas. Being new in this job, your energy and your insights make every day a bright new opportunity for growth, innovation, and profit. I look forward to continuing to learn from each of you and sharing more about our plans to focus, scale and grow this amazing business delighting our fans, empowering our employees, serving our communities and driving enhanced shareholder return for our investors.

Thank You.

Chris Cocks
CEO, Hasbro

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the ability to achieve our financial and business goals and objectives, including accelerating our Brand Blueprint to achieve long-term profitable, sustainable growth. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find it

Hasbro has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Hasbro’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). The proxy statement is in preliminary form and Hasbro intends to file and mail a definitive proxy statement to stockholders of Hasbro. This communication is not a substitute for any proxy statement or other document that Hasbro has filed or may file with the SEC in connection with any solicitation by Hasbro. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro. Information about Hasbro’s executive officers and directors is available in Hasbro’s preliminary proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 4, 2022, and will be included in Hasbro’s definitive proxy statement, once available. To the extent holdings of Hasbro securities reported in the proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.